Noncontrolling Interests	12 Months Ended
Dec. 31, 2014
Disclosure Text Block
Noncontrolling Interests

NOTE 15 NONCONTROLLING INTERESTS

The following schedule discloses the effects of Net income attributable to TDS shareholders and changes in TDS' ownership interest in U.S. Cellular on TDS' equity for 2014, 2013 and 2012:

Year Ended December 31,	2014	2013	2012

(Dollars in thousands)
Net income (loss) attributable to TDS shareholders	$(136,355)	$141,927	$81,861
Transfer (to) from the noncontrolling interests
Change in TDS’ Capital in excess of par value from U.S. Cellular's issuance of U.S. Cellular shares	(12,420)	(14,135)	(8,854)
Change in TDS’ Capital in excess of par value from U.S. Cellular’s repurchase of U.S. Cellular shares	1,296	3,370	4,789
Change in TDS’ Capital in excess of par value from common control transaction	7,484	-	-
Purchase of ownership in subsidiaries from noncontrolling interests	(1,034)	(123)	4,397
Net transfers (to) from noncontrolling interests	(4,674)	(10,888)	332
Change from net income (loss) attributable to TDS shareholders and transfers (to) from noncontrolling interests	$(141,029)	$131,039	$82,193

Mandatorily Redeemable Noncontrolling Interests in Finite-Lived Subsidiaries

TDS' consolidated financial statements include certain noncontrolling interests that meet the GAAP definition of mandatorily redeemable financial instruments. These mandatorily redeemable noncontrolling interests represent interests held by third parties in consolidated partnerships, where the terms of the underlying partnership agreement provide for a defined termination date at which time the assets of the subsidiary are to be sold, the liabilities are to be extinguished and the remaining net proceeds are to be distributed to the noncontrolling interest holders and TDS in accordance with the respective partnership agreements. The termination dates of these mandatorily redeemable noncontrolling interests range from 2085 to 2113.

The estimated aggregate amount that would be due and payable to settle all of these noncontrolling interests, assuming an orderly liquidation of the finite-lived consolidated partnerships on December 31, 2014, net of estimated liquidation costs, is $3.6 million.  This amount excludes redemption amounts recorded in Noncontrolling interests with redemption features in the Consolidated Balance Sheet.  The estimate of settlement value was based on certain factors and assumptions which are subjective in nature. Changes in those factors and assumptions could result in a materially larger or smaller settlement amount. TDS currently has no plans or intentions relating to the liquidation of any of the related partnerships prior to their scheduled termination dates. The corresponding carrying value of the mandatorily redeemable noncontrolling interests in finite-lived consolidated partnerships at December 31, 2014 was $3.0 million, and is included in Noncontrolling interests in the Consolidated Balance Sheet. The excess of the aggregate settlement value over the aggregate carrying value of these mandatorily redeemable noncontrolling interests is due primarily to the unrecognized appreciation of the noncontrolling interest holders' share of the underlying net assets in the consolidated partnerships. Neither the noncontrolling interest holders' share, nor TDS' share, of the appreciation of the underlying net assets of these subsidiaries is reflected in the consolidated financial statements.